Exhibit 99.1

SWISHER HYGIENE INC.’S BOARD OF DIRECTORS APPROVES MAY 27, 2016 FILING OF CERTIFICATE OF DISSOLUTION

Company Shares to Cease Trading on OTCQB and Close Stock Transfer Book Upon Filing

FORT LAUDERDALE, FL – April 14, 2016 – Swisher Hygiene Inc. (the “Company”) (OTCQB: SWSH) announced today that its Board of Directors unanimously approved the filing of a Certificate of Dissolution (the “Certificate”) on Friday, May 27, 2016 (the “Final Record Date”).  The Certificate will be filed with the Secretary of State of the State of Delaware on the Final Record Date.  The filing of the Certificate will be made pursuant to a Plan of Dissolution approved by stockholders at the Company’s annual meeting held on October 15, 2015.

The Company has notified OTCQB that the Certificate will be filed on the Final Record Date and that as of 6:00 pm Eastern Time on the Final Record Date, the Company’s shares will cease to be traded on OTCQB.  Also after the Final Record Date, the Company’s stock transfer books will be closed and transfers of the shares of the Company’s common stock will no longer be recorded.  The Company also intends to seek relief from the Securities and Exchange Commission (the “SEC”) to suspend certain of its reporting obligations under the Securities Exchange Act of 1934, as amended.  If the SEC grants such relief, the Company intends to report any further material events relating to the liquidation and dissolution on Form 8-K.

Pursuant to the Plan of Dissolution, and under Delaware law, the dissolution of the Company shall be effective as of 6:00 pm Eastern Time on the Final Record Date.  Under Delaware law, the dissolved corporation is continued for three (3) years (unless extended by direction of the Court of Chancery) to enable the company’s directors to wind up the affairs of the corporation, including the discharge of the Company’s liabilities and to distribute to the stockholders remaining assets, if any.  No assurances can be made as to if or when any such distribution will be made, or the amount of any such distribution, if one is made.  Any distribution, however, would be made to the Company’s stockholders of record as of the Final Record Date.

Cautionary Statement on Forward-Looking Information

All statements other than statements of historical fact contained in this press release constitute "forward-looking information" or "forward-looking statements" within the meaning of the U.S. federal securities laws and the Securities Act (Ontario) and are based on the expectations, estimates and projections of management as of the date of this press release unless otherwise stated. All statements other than historical facts are, or may be, deemed to be forward looking statements. The words "plans," "expects," "is expected," "scheduled," "estimates," or "believes," or similar words or variations of such words and phrases or statements that certain actions, events or results "may," "could," "would," "might," or "will be taken," "occur," and similar expressions identify forward-looking statements.

Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies.  All of these assumptions have been derived from information currently available to the Company including information obtained by the Company from third-party sources. These assumptions may prove to be incorrect in whole or in part.  All of the forward-looking statements made in this press release are qualified by the above cautionary statements and those made in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission, available on www.sec.gov, and with Canadian securities regulators available on the Company’s SEDAR profile at www.sedar.com, and the Company’s other filings with the Securities and Exchange Commission and with Canadian securities regulators available on the Company’s SEDAR profile at www.sedar.com. The forward-looking information set forth in this press release is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

About Swisher Hygiene Inc.

Swisher Hygiene Inc. is an OTCQB listed company that closed on the sale of its U.S. operations to Ecolab Inc. on November 2, 2015.  For more information, please visit www.swshinvestors.com.

For Further Information, Please Contact:
Swisher Hygiene Inc.

Investor Contact:
Garrett Edson, ICR
Phone: (203) 682-8331